Note 7 - Net Loss Per Share - 10Q	6 Months Ended
Jun. 30, 2026
Notes to Financial Statements
Earnings Per Share [Text Block]
7.	Net Loss Per Share

Basic and diluted loss per common share are computed based on the weighted average number of common shares outstanding as of June 30, 2026. The Company’s potentially dilutive securities, which include stock options and stock purchase warrants, have been excluded from the computation of diluted net loss per share as the effect would be antidilutive. The securities that could potentially dilute basic earnings per share in the future and that have been excluded from the computation of diluted net loss per share totaled 8,852,138 and 447,672 shares at June 30, 2026 and 2025, respectively.